EXHIBIT ___


                                   SEPARATION
                                       AND
                              CONSULTING AGREEMENT

This Separation and Consulting Agreement ("Agreement") is entered into by and between Klaus Moeller ("Moeller") and Genius Products, Inc. ("Genius" or the "Company") (collectively the "Parties").

                                    RECITALS

         Moeller was employed by the Company as Chief Executive Officer pursuant to a written employment agreement dated January 3, 2002, and amended October 31, 2003 (the "employment relationship").

         The Company and Moeller have mutually agreed that Moeller has resigned from his employment with the Company, effective July 28, 2005 ("Separation Date"). In consideration of the resignation, both parties agree to release each other from any and all claims arising from or related to the employment relationship and to enter into a consulting arrangement.

         THEREFORE, in consideration of the mutual promises and covenants between the parties, it is agreed by and between the parties as follows:

1.       SEVERANCE
         ---------

         The Company will pay Moeller severance for twelve months, totaling TWO HUNDRED FORTY FOUR THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($244,750.00), subject to standard payroll deductions and withholdings, payable in accordance with regular company payroll practice, and on the same terms and conditions Moeller received his salary, beginning at the Separation Date, and other consideration contained in the Settlement Agreement and Mutual Release of Claims signed by the parties this date.

2.       CONSULTING AGREEMENT
         --------------------

         Moeller shall serve as a consultant to the Company under the terms specified below.

         (a)      Consulting Services
                  -------------------

         Moeller agrees to provide consulting services to the Company, as an independent contractor, in any area for which he is qualified by virtue of his education, experience and training upon request by a duly authorized officer of the Company. Specifically, such services shall include:

         o Provide services as Consultant to the Company as requested, or any other protects as requested by the Chief Executive Officer, including but not limited to contract review and strategic planning.

         o Be available to Genius Products management as needed, up to 10 hours per week or as mutually agreed. Moeller agrees to exercise the highest degree of professionalism and utilize his expertise and creative talents in performing these services. Moeller agrees to make himself available to perform such consulting services throughout the Consulting Period. In order to assist the delivery of Moeller's consulting services, the Company agrees to reimburse Moeller's pre-approved reasonable expenses, if any.

         (b)       Term
                   ----

                  (1) The consulting relationship shall commence on July 29, 2005, and continue for a minimum of four months, and thereafter terminable by either party to this Agreement, on sixty (60) days written notice (the "Consulting Period").

                  (2) Upon termination of the Consulting Period, the Company's obligation to pay Moeller any further Consulting fees shall cease immediately.

                  (3) In the event that Moeller dies or becomes permanently physically or mentally disabled during the Consulting Period, and provided the Consulting Period has not been terminated, or as a result of Employee's violation of paragraph 6 and/or 8 and/or 10 of this Agreement, any Consulting Fees earned and unpaid on that date shall be paid to Moeller's beneficiary or representative. Beneficiary means such person or persons designated by Moeller to receive any Consulting Fees and/or exercise his Stock Options in accordance with this paragraph. The designation of the beneficiary shall be made in a writing signed by Moeller and in a form acceptable to the Company. Moeller may revoke and re-designate the beneficiary at any time.

         (c)      Consulting Fees and Benefits
                  ----------------------------

                  (1)      Consulting Fees
                           ---------------

         During the Consulting Period, Moeller shall receive EIGHT THOUSAND FIVE HUNDRED DOLLARS ($8,500.00) per month, in accordance with the Company's regular payroll dates ("Consulting Fees"). Consulting Fees for work performed during the Consulting Period shall he paid every six months of said Period. In the event the Consulting Period is terminated, all carried but unpaid Consulting Fees shall be paid as soon as practicable. If the Consulting Period lasts for more than twelve (l2) months, Consulting Fees shall be payable on a monthly basis beginning with the thirteenth (13th) month of the Period.

                  (2)        Stock Options
                             -------------

         As part of the consideration for this Agreement, Moeller shall receive a stock option grant, upon execution of this Agreement, or as soon thereafter as practicable, of options for 150,000 shares of the Company's common stock. Such grant shall he fully vested on the date of grant and shall have a strike price equal to the share price of the Company's common stock on the date this Agreement is executed by Moeller. The other terms of the grant shall he as established by the Company's 2004 Stock Incentive Plan. The options referenced in this provision are in addition to any and all other options to be granted to Moeller in connection with the Settlement Agreement and Mutual Release of Claims between the parties.

                  (3)      Taxes and Withholding
                           ---------------------

         The Company will withhold from the Consulting Fees any amount for taxes, social security or other payroll deductions. Moeller acknowledges that he, as an independent contractor, will be entirely responsible for payment of any taxes on Consulting Fees, and he hereby indemnifies and holds harmless the Company from any liability for any taxes, penalties or interest which may be assessed by any taxing authority.

                  (d)      Insurance Coverage
                           ------------------

         During the Consulting Period, Moeller will continue on the Company's health, life and disability insurance plans. After the Agreement ends, Moeller shall have the right to continue his medical and dental insurance, at Moeller's sole expense, pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") provided, however, that Moeller timely elects COBRA continuation. The COBRA period shall be deemed to have commenced the day after the termination of the Consulting Period.

         (e)      Other Compensation/Benefits
                  ---------------------------

         Except as expressly provided herein, or in the Confidential Settlement Agreement between the parties, Moeller acknowledges that he will not receive (nor is he entitled to) any additional compensation, severance or benefits (including, but not limited to, vacation (or accrual of vacation), sick leave, PTO, car allowance, holiday pay or any other benefits provided to employees of the Company.

3.       LIMITATIONS ON AUTHORITY
         ------------------------

         Moeller shall have no responsibilities or authority as a consultant to the Company other than as provided for above. During the Consulting Period only, Moeller may represent himself as former CEO of the Company, and the Company will represent Moeller as its former CEO. Moeller shall not have the authority, nor shall he, sign any contracts for and on behalf of the Company during the Consulting Period.

4.       OTHER WORK ACTIVITIES
         ---------------------

         In order to protect the trade secrets and confidential and proprietary information of the Company, Moeller agrees that, during the Consulting Period, he will not obtain employment, perform work for any business entity, or engage in any other work activity which is in competition, or is preparing to compete, with the Company ("Competitive Activity"). For purposes of this section, performing work for a business entity or engaging in a work activity shall be considered in competition with the Company if (i) such employment or work is in a business in which the Company is actively involved both on the Separation Date and at the time Moeller obtains such employment, performs such work for a business entity or engages in such other work activity; and (ii) businesses in which the Company plans to engage as of the Separation Date, but only if Moeller was actively involved in developing the strategic plans to engage in such business. For purposes of this section, the holding of less than five percent (5%) of the outstanding voting securities of any firm or business organization in competition with the Company shall not constitute activities or services precluded by this paragraph. Moeller agrees to notify the Company, in writing, at least ten (10) business days before engaging in any work for any business purpose other than work for the Company. In the event that Moeller is informed by the Company that any such work constitutes Competitive Activity, and he subsequently engages in such Competitive Activity, the Consulting Period shall end immediately and all obligations by the Company to pay Consulting Fees shall end immediately. Such Competitive Activity shall be considered a material breach of this Agreement.

5.       NON-SOLICITATION
         ----------------

         Moeller agrees that during the Consulting Period, and for one (1) year following the termination of the Consulting Period, he will not, either directly or through others, solicit or attempt to solicit any employee, consultant, or independent contractor of the Company to terminate his or her relationship with the Company in order to become an employee, consultant or independent contractor to or for any other person or entity For which Moeller is actively seeking employment or by whom Moeller is subsequently employed.

6.       COMPANY PROPERTY
         ----------------

         On or before the end of the Consulting Period Moeller agrees to return to the Company all Company documents (and all copies thereof) and other Company property in his possession, or his control, including, but not limited to, Company files, notes, drawings, records, business plans and forecasts, Financial information, specifications, computer-recorded information, tangible property, credit cards, entry cards, identification badges and keys: and, any materials of any kind which contain OR embody any proprietary or confidential material of the Company (and all reproductions thereof).

7.       PROPRIETARY INFORMATION OBLIGATIONS
         -----------------------------------

         Moeller acknowledges that all confidential materials, records and documents, including, without limitation, all company property, files, e-mails and other electronic information concerning the Company that have come into Moeller's possession during his employment with the Company will be returned to Employer on or before the end of the Consulting Period. Moeller agrees not to disclose to any person or entity, including any competitor of the Company and any future employer, any of the Company's trade secrets, attorney-client communications, or other confidential information. Moeller acknowledges all the Company's property obtained during the course of his employment with the Company has been, or will be, returned to the Company. Moeller further agrees that he will not, for any reason, disclose to others for the benefit of anyone other than the Company any trade secret, confidential or proprietary information, including, without limitation, information relating to the Company's customers, employees, consultants, affiliates, products, know-how, techniques, intellectual property, computer systems, programs, policies and procedures, software programs, research projects, future developments, costs, profits, pricing and/or marketing, or customer business information. Moeller further understands and agrees that the use of any trade secret, confidential or proprietary information belonging to the Company shall he a material breach of this Agreement.

8.       NON-DISPARAGEMENT
         -----------------

         Moeller and the Company agree that neither party will at any time disparage the other in any manner likely to be harmful to the other party, its business reputation, or the personal or business reputation of its directors, shareholders, and employees, provided that each party shall respond accurately and fully to any question, inquiry, or request for information when required by legal process.

9.       CONFIDENTIALITY
         ---------------

         The provisions of this Agreement shall be held in strictest confidence by Moeller and the Company and shall not be publicized or disclosed in any manner whatsoever. Notwithstanding the prohibition in the preceding sentence:
(i) Moeller may disclose this Agreement, in confidence, to his immediate family;
(ii) the Parties may disclose this Agreement in confidence to their respective attorneys, accountants, auditors, tax preparers, and financial advisors; (iii) the Company may disclose this Agreement as necessary to fulfill standard or legally required corporate reporting or disclosure requirements; (iv) the parties may disclose this Agreement insofar as such disclosure may be necessary to enforce its terms or as otherwise required by law; and the Company may disclose the terms of this Agreement to Directors and management level employees on a need to know basis. In particular (and without limitation), Moeller agrees not to discuss this Agreement with present or former Company employees or other personnel, except to the extent necessary to explain his consulting relationship with the Company or to carry out his duties under this Agreement.

10.      NOTICES
         -------

         Any notices provided hereunder must be in writing and such notices or any other written communication shall be deemed effective to have been received
(i) upon delivery in person, (ii) on the fifth (5th) day after mailing by certified mail, return receipt requested and postage prepaid, or (iii) on the 2nd day after depositing it with a commercial overnight carrier which provides verification of delivery, as follows:

         To the Company:

         Genius Products, Inc.
         740 Lomas Santa Fe Drive, Suite 210
         Solana Beach, CA 92075

         To Klaus Moeller:

         P.O. Box 2297
         Del Mar, CA 92014

11.      SEVERABILIITY
         -------------

         If any provision of this Agreement, or part, is held invalid, void or voidable as against public policy or otherwise, the invalidity shall not affect other provisions, or parts, which may be given effect without the invalid provision or part. To this extent, the provisions, and parts thereof, of this Agreement are declared to be severable.

12.      WAIVER
         ------

         If either party should waive any breach of any provisions of this Agreement, he, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

l3.      COMPLETE AGREEMENT
         ------------------

         This Agreement constitutes the entire agreement between Moeller and the Company and it is the complete, final, and exclusive embodiment of their agreement with regard to this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein. Each party has carefully read this Agreement, has been afforded the opportunity to be advised of its meaning and consequences by their respective attorneys, and signed the same of their own free wil1. This Agreement may be changed only upon the mutual written consent of the Company and Moeller. This Agreement shall not affect, supersede or release any provisions of the Settlement Agreement and Mutual Release of Claims, entered into contemporaneously between the parties; nor shall it affect, supersede or release any rights or obligations arising from any of the Company's stock option plans, or any documents pertaining to Moeller's stock options, warrants or shares of the Company stock.

14.      COUNTERPARTS
         ------------

         This Agreement may be signed in counterparts. A facsimile signature shall have the same force and effect as an original signature, and trigger the obligations under this Agreement.

15.      HEADINGS
         --------

         The headings of the sections and paragraphs hereof are inserted for convenience only and shall not he deemed to affect the meaning of such language.

16.      SUCCESSORS AND ASSIGNS
         ----------------------

         This Agreement is intended to bind and inure to the benefit of and be enforceable by Moeller and the Company, and their respective successors, assigns, heirs, executors and administrators, except that Moeller may not assign any of his duties hereunder and he may not assign any of her rights without the written consent of the Company.

17.      ATTORNEY FEES
         -------------

         If either party hereto brings any action to enforce their rights hereunder, the prevailing party in any such action shall be entitled to recover their reasonable attorneys' fees and costs incurred in connection with such action.

18.      MEDIATION
         ---------

         In order to ensure rapid and economical resolution of any dispute which may arise under this Agreement, Employee and the Company agree that before any lawsuit is filed, any and all disputes or controversies, arising from or regarding the interpretation, performance, enforcement or termination of this Agreement shall be mediated in San Diego, California before the Hon. Vincent DiFiglia (Ret.) or any other mutually agreeable arbitrator. The Parties shall share the cost of mediation equally.

19.      AMBIGUITIES
         -----------

         This Agreement has been reviewed by the parties and their counsel. The parties have had full opportunity to negotiate the terms and conditions of this Agreement. Accordingly, the parties expressly waive any common-law or statutory note of construction that ambiguities should be constructed against the drafter of this Agreement, and agree, covenant and represent that the language in all parts of this Agreement shall be in all cases construed as a whole, according to its fair meaning.

20.      CHOICE OF LAW
         -------------

         This Agreement has been negotiated and executed in the State of California and is to be performed in San Diego, California. This Agreement shall he governed and interpreted in accordance with the laws the State of California, including all matters of construction, validity, performance and enforcement, without regard to California's conflict of laws rules.

21.      WAIVER OF BREACH; SPECIFIC PERFORMANCE
         --------------------------------------

         The waiver by the Company or Moeller of a breach or any provision of this Agreement by the other party shall not operate, or be construed, as a waiver of any other breach by such other party. Each of the parties to this Agreement will be entitled to enforce his or its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in his or its favor. The Parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in his or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

22.      EXECUTION OF COUNTERPARTS; FACSIMILE SIGNATURES
         -----------------------------------------------

         This Agreement may be executed in counterparts, and if so executed and delivered, all of the counterparts together shall constitute one and the same Agreement.

23.      MISCELLANEOUS PROVISIONS
         ------------------------

         (a) The Parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this

Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have and sign this Agreement with full knowledge of such rights.

         (b) The Parties acknowledge that no representations, statements, or promises made by the other party, or by their representative agents or attorneys, have been relied on in entering into this agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the dates indicated below.



DATED:   July 29, 2005                       /S/ KLAUS MOELLER
       -----------------                     ---------------------------------
                                             KLAUS MOELLER


DATED:   July 29, 2005                       GENIUS PRODUCTS, INC.
       -----------------

                                             /S/ Trevor Drinkwater
                                             ---------------------------------
                                             By: Trevor Drinkwater
                                                 -----------------------------
                                             Its: CEO
                                                  ----------------------------


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